Exhibit 99.17(e)

PROXY CARD FOR

Frontegra IronBridge Small Cap Fund

Proxy for Special Meeting of Shareholders — June 29, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of the Frontegra IronBridge Small Cap Fund, a series of Frontegra Funds, Inc. (the “Corporation”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m., local time, on June 29, 2010, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Combined Proxy Statement and Prospectus (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

Shareholder Name and Address Here

(this will show through address window of outer envelope.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-796-6898.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Frontegra IronBridge Small Cap Fund Special Meeting of Shareholders to Be Held on June 29, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/frontegra.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD — DO NOT DETACH

Frontegra IronBridge Small Cap Fund

Proxy for Special Meeting of Shareholders — June 29, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-866-796-6898 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on the records of Frontegra Funds, Inc. and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Frontegra IronBridge Small Cap Fund

CONTROL NUMBER
123456789123

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given for either or both proposals, the votes entitled to be cast by the undersigned will be cast “FOR” each such proposal missing an instruction.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE JUNE 29, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Directors of Frontegra Funds, Inc., which unanimously recommends that you vote FOR each Proposal.  Please vote by checking the appropriate box.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD — DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between Frontegra Funds, Inc., on behalf of the Frontegra IronBridge Small Cap Fund, and IronBridge Capital Management, L.P.	☐	☐	☐

2.  To approve the Agreement and Plan of Reorganization between Frontegra Funds, Inc., on behalf of the Frontegra IronBridge Small Cap Fund, and IronBridge Funds, Inc., on behalf of the IronBridge Frontegra Small Cap Fund.

	☐	☐	☐

3. To vote and otherwise represent the undersigned on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR YOUR PARTICIPATION.

PROXY CARD FOR

Frontegra IronBridge SMID Fund

Proxy for Special Meeting of Shareholders — June 29, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of the Frontegra IronBridge SMID Fund, a series of Frontegra Funds, Inc. (the “Corporation”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m., local time, on June 29, 2010, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Combined Proxy Statement and Prospectus (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

Shareholder Name and Address Here

(this will show through address window of outer envelope.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-796-6898.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Frontegra IronBridge SMID Fund Special Meeting of Shareholders to Be Held on June 29, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/frontegra.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD — DO NOT DETACH

Frontegra IronBridge SMID Fund

Proxy for Special Meeting of Shareholders — June 29, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-866-796-6898 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on the records of Frontegra Funds, Inc. and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Frontegra IronBridge SMID Fund

CONTROL NUMBER
123456789123

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given for either or both proposals, the votes entitled to be cast by the undersigned will be cast “FOR” each such proposal missing an instruction.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE JUNE 29, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Directors of Frontegra Funds, Inc., which unanimously recommends that you vote FOR each Proposal.  Please vote by checking the appropriate box.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD — DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between Frontegra Funds, Inc., on behalf of the Frontegra IronBridge SMID Fund, and IronBridge Capital Management, L.P.	☐	☐	☐

2.  To approve the Agreement and Plan of Reorganization between Frontegra Funds, Inc., on behalf of the Frontegra IronBridge SMID Fund, and IronBridge Funds, Inc., on behalf of the IronBridge Frontegra SMID Fund.

	☐	☐	☐

3. To vote and otherwise represent the undersigned on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR YOUR PARTICIPATION.

PROXY CARD FOR

Frontegra IronBridge Global Focus Fund

Proxy for Special Meeting of Shareholders — June 29, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of the Frontegra IronBridge Global Focus Fund, a series of Frontegra Funds, Inc. (the “Corporation”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m., local time, on June 29, 2010, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Combined Proxy Statement and Prospectus (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

Shareholder Name and Address Here

(this will show through address window of outer envelope.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-796-6898.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Frontegra IronBridge Global Focus Fund Special Meeting of Shareholders to Be Held on June 29, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/frontegra.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD — DO NOT DETACH

Frontegra IronBridge Global Focus Fund

Proxy for Special Meeting of Shareholders — June 29, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-866-796-6898 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on the records of Frontegra Funds, Inc. and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Frontegra IronBridge Global Focus Fund

CONTROL NUMBER
123456789123

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE JUNE 29, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Directors of Frontegra Funds, Inc., which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD — DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ☒

	FOR	AGAINST	ABSTAIN

1.  To approve the Agreement and Plan of Reorganization between Frontegra Funds, Inc., on behalf of the Frontegra IronBridge Global Focus Fund, and IronBridge Funds, Inc., on behalf of the IronBridge Frontegra Global Fund

	☐	☐	☐

2. To vote and otherwise represent the undersigned on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR YOUR PARTICIPATION.